4333 Edgewood Road NE
Cedar Rapids, IA 52499
February 26, 2010
Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549

Re:	ML of New York Variable Annuity Separate Account D ML of New York IRA Annuity — Registration No. 333-98283 ML of New York Investor Choice – IRA Series – Registration No. 333-119797
Commissioners:
ML Life Insurance Company of New York (the “Company”), on behalf of Registrant, has sent or will send to contract owners the annual/semi-annual reports for the period ended December 31, 2009, for the following underlying mutual funds (“Funds”) in which Registrant invests:
Annual Report Mailings:
AIM Basic Value Fund, SEC File No.: 811-02699
AIM Mid Cap Core Equity Fund, SEC File No.: 811-02699
The American Funds: The Bond Fund of America, Inc., SEC File No.: 811-02444
The American Funds: The Investment Company of America, SEC File No.: 811-00116
BlackRock International Index Fund, SEC File No.: 811-07899
BlackRock S&P 500 Index Fund, SEC File No.: 811-07899
BlackRock Small Cap Index Fund, SEC File No.: 811-07899
Cohen & Steers – Realty Income Fund, Inc., SEC File No.: 811-08287
Columbia Acorn Trust – Columbia Acorn USA, SEC File No.: 811-01829
Columbia Acorn Trust – Columbia Acorn International, SEC File No.: 811-01829
Dreyfus Appreciation Fund, Inc., SEC File No.: 811-03081
Eaton Vance Large-Cap Value Fund, SEC File No.: 811-01545
Lord Abbett Bond Debenture Fund, Inc., SEC File No.: 811-02145
Lord Abbett Mid-Cap Value Fund, Inc., SEC File No.: 811-03691
Pioneer Fund, SEC File No.: 811-01466
Pioneer Real Estate Shares Fund, SEC File No.: 811-07870
Seligman Capital Fund, Inc., SEC File No.: 811-01886
Seligman Value Fund Series, Inc. – Seligman Smaller-Cap Value Fund, SEC File No.: 811-08031
Van Kampen Comstock Fund, SEC File No.: 811-01570
Van Kampen Equity and Income Fund, SEC File No.: 811-00919

Semi-Annual Report Mailings:
Allianz Funds: CCM Capital Appreciation, SEC File No.: 811-06161
Allianz Funds: NFJ Dividend Value Fund, SEC File No.: 811-06161
Allianz Funds: NFJ Renaissance Fund, SEC File No.: 811-06161
Allianz Funds: NFJ Small Cap Value Fund, SEC File No.: 811-06161
BlackRock Basic Value Fund, Inc., SEC File No.: 811-02739
BlackRock Global SmallCap Fund, Inc., SEC File No.: 811-07171
BlackRock International Value Fund, SEC File No: 811-04182
Delaware Group Equity Funds III – Delaware Trend Fund, SEC File No.: 811-01485
JPMorgan Multi-Cap Market Neutral Fund, SEC File No.: 811-04236
JPMorgan Small Cap Growth Fund, SEC File No: 811-04236
Oppenheimer Main Street Small Cap Fund, SEC File No.: 811-09333
Putnam International Equity Fund, SEC File No.: 811-06190
Some of the funds listed above may not be available under every policy or contract offered by the Registrant.
The Company understands that the Funds have filed or will file their semi-annual/annual reports with the Commission under separate cover.
Please direct any question or comment regarding the enclosed to the undersigned at (800) 346-3677, extension 8330.
Very truly yours,
  /s/ Darin D. Smith
Darin D. Smith
General Counsel